James Advantage Funds

James Micro Cap Fund

Supplement to the Prospectus dated November 1, 2014

Supplement dated July 1, 2015

The following paragraph amends and replaces in its entirety the paragraph in the section titled “How to Redeem Shares,” under the caption “Early Redemption Fee” beginning on page 11 of the Prospectus:

Early Redemption Fee

The Fund may charge a fee of 2.00% of the initial investment or redemption value, whichever is higher, on redemptions made 180 days or sooner after the purchase of those shares, on a FIFO basis (first in, first out). For example, if a shareholder owned 1,000 shares for longer than 180 days and bought 500 more, then redeemed 300 shares 100 days after the second purchase, the shareholder would pay no redemption fee. However, if the shareholder redeemed 1200 shares, the redemption fee would apply to the 200 shares purchased within the 180 day window. If the shareholder redeemed all 1,500 shares, the redemption fee would apply to the 500 shares purchased within the 180 day window. Any redemption fees charged by the Fund are kept by the Fund for the benefit of remaining shareholders. Redemption fees apply to redemptions in kind as well as cash redemptions. This redemption fee does not apply to shares transferred to another account, such as a charitable gift or an intra-family transfer.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE